UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                 August 11, 2006
                          ----------------------------

                             CEC ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


            Kansas                          0-15782              48-0905805
(State or other jurisdiction of     (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)

                            4441 West Airport Freeway
                               Irving, Texas 75062
                     (Address of principal executive offices
                                  and zip code)

                                 (972) 258-8507
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)).

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).




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Item 8.01:  Other Events

     The information furnished in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of such section.

     On August 11, 2006, CEC Entertainment, Inc. issued a press release announcing that it filed with the Securities and Exchange Commission a Form 12b-25 stating that it does not expect to timely file its quarterly report on Form 10-Q for the period ended July 2, 2006, which is due on August 11, 2006. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CEC ENTERTAINMENT, INC.


Date:  August 11, 2006                      By: /s/ Christopher D. Morris
                                                -----------------------------
                                                Christopher D. Morris
                                                Executive Vice President
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description
-------  -----------

99       Press Release of CEC Entertainment, Inc. dated August 11, 2006.